SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 19, 2004
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Santander BanCorp
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(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723
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(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico	00917
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(787) 759-7070
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

99.1 Slide show presentation to institutional investors and analysts on February 19, 2004.

ITEM 9. Regulation FD Disclosure

On February 19, 2004, Mr. José R. González, President and Chief Executive Officer, and Mr. Carlos García, Senior Executive Vice President and Chief Operating Officer of Santander BanCorp (hereinafter the "Corporation") made a presentation to institutional investors and analysts. In said presentation, Mr. González and Mr. García discussed an overview of the Corporation and its performance during 2003.

A copy of the presentation referred to above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Corporation's Annual Report on Form 10-K and other of the Corporation's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

By: /s/ María Calero Padrón
María Calero Padrón
Executive Vice President
and Corporate Comptroller

Date: February 19, 2004

EXHIBIT 99.1